Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

Exhibit 10.17

THIRD AMENDMENT TO THE
RESEARCH COLLABORATION AGREEMENT

This Third Amendment (the “Third Amendment”), effective as November 30, 2020, to that certain Research Collaboration Agreement (the “Agreement” and incorporated herein by reference) effective December 20, 2018, the First Amendment (the “First Amendment” and incorporated herein by reference) effective February 20, 2019 and the Second Amendment (the “Second Amendment” and incorporated herein by reference) effective December 1, 2019, among APRINOIA Therapeutics Inc. (“APN”), a company having an office at 17F, No.3, Park St., Nangang District, Taipei City 11503, Taiwan, and H. Lundbeck A/S. (“Lundbeck”), having an office at Ottiliavej 9, Valby, 2500, Denmark, and AbbVie Inc. (“AbbVie”), a company having an office at 1 N Waukegan Rd, North Chicago, IL, USA (each a “Party” and collectively, “Parties”).

Subject to the full execution of this Third Amendment, APN, Lundbeck and AbbVie hereby agree to the following amendments:

1.	Section 7.1 in the Agreement is removed in its entirety and replaced by the following sentence:

“Term and Termination. This Agreement shall enter into force as of the Effective Date and shall thereafter remain in full force and effect until the earlier of (a) completion of the Project or (b) four (4) years from the Effective Date or (c) termination of this Agreement by one Party on [***] days prior written notice to the other Parties (“Term”)”.

2.	Except as specifically amended hereby, all provisions of the Agreement, the First Amendment and the Second Amendment shall remain in full force and effect.

--------- Signature page follows---------

IN WITNESS WHEREOF the Parties have executed and delivered this Agreement by their duly authorized representatives as of the Effective Date.

APRINOIA Therapeutics Inc.		H. Lundbeck A/S

By:	/s/ Ming-Kuei Jang	By:	/s/ Klaus Baek Simonsen

Name:	Ming-Kuei Jang	Name:	Klaus Baek Simonsen

Title:	CEO	Title:	VP

Date:	2020/11/16	Date:	2020/11/20

AbbVie Inc.

By:	/s/ Michelle A. Parks

Name:	Michelle A. Parks

Title:	Head, Technology Licensing

Date:	04-Dec-2020

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